UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8709

Salomon Brothers High Income Fund II Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: April 30

Date of reporting period: October 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

EXPERIENCE

SEMI-ANNUAL

REPORT

OCTOBER 31, 2005

Salomon Brothers High Income Fund II Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers High Income Fund II Inc.

Semi-Annual Report  •  October 31, 2005

What’s

Inside

Fund Objective

The Fund seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with maximization of current income.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the period of this report. While surging oil prices, rising interest rates, and the impact of Hurricanes Katrina and Rita threatened to derail the economic expansion, growth remained solid throughout the period. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)i growth grew to 4.3%, marking the tenth consecutive quarter in which GDP growth grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates seven times from June 2004 through April 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the reporting period. The Fed again raised rates in early November, after the Funds reporting period had ended. All told, these twelve rate hikes by the Fed have brought the target for the federal funds rate from 1.00% to 4.00%. This represents the longest sustained Fed tightening cycle since 1976-1979.

During much of the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. However, due to a spike late in the period, the 10-year Treasury yield was 4.56% on October 31, 2005, versus 4.21% when the period began. Nevertheless, this was still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Indexiv, returned 0.15%.

The high yield market was volatile but ended the reporting period in positive territory. High yield bonds fell sharply in the Spring as investors became concerned over the credit downgrades for General Motors and Ford Motor Company. However, the high yield market subsequently rallied as the

Salomon Brothers High Income Fund II Inc.         1

uncertainty surrounding the downgrades lifted and investors searched for incremental yield. Over the six-month period, the Citigroup High Yield Market Indexv returned 3.87%.

During the six-month period, emerging markets debt, as represented by the JP Morgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 6.79%. Continued strength in commodity prices, including metals, agriculture and oil, supported many emerging market countries. This more than offset the negatives associated with rising U.S. interest rates.

For the six months ended October 31, 2005, the Salomon Brothers High Income Fund II Inc. returned –6.96%, based on its New York Stock Exchange (“NYSE”) market price and 7.51% based on its net asset value (“NAV”)vii per share. In comparison, the Fund’s unmanaged benchmark, the Citigroup High Yield Market Index, returned 3.87% for the same time frame. The Lipper High Current Yield (Leveraged) Closed-End Funds Category Averageviii increased 3.81%. Please note that Lipper performance returns are based on each Fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.4850 per share, (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of October 31, 2005. Past performance is no guarantee of future results.

Fund Performance as of October 31, 2005 (unaudited)

Price Per Share	Six-Month Total Return
$11.44 (NAV)	7.51%

$9.90 (Market Price)	-6.96%

All figures represent past performance and are not a guarantee of future results. The Fund’s yields will vary.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

2         Salomon Brothers High Income Fund II Inc.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to the Financial Statements included in this report.

As previously described in proxy statements that were mailed to shareholders of the Fund in connection with the transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates, (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading plat -

Salomon Brothers High Income Fund II Inc.         3

forms, and other resources. At a future date Legg Mason expects to recommend to the Boards of Directors of the Funds that Western Asset be appointed as the adviser or sub-adviser to the Funds, subject to applicable regulatory requirements. The combination is also expected to result in changes to portfolio managers or portfolio management teams for a number of Funds, subject to Board oversight and appropriate notice to shareholders.

The Fund has been advised by the Manager that, in anticipation of this combination, Legg Mason and Western Asset have come to a mutually beneficial agreement with a select group of portfolio managers and other investment professionals from the Manager of the Fund, including Peter Wilby. The agreement provides them the opportunity to start a new firm based in New York focusing on high yield, emerging market debt, and specialty fixed income strategies. Importantly, the group has committed to remain employed with the Manager through March 31, 2006 to assist in the orderly integration of the fixed-income operations of the Manager, including the management of the Fund, with those of Western Asset. Western Asset has also entered into a consulting agreement with the group, effective as of April 1, 2006, to ensure an effective and orderly transition of portfolio management and Board liaison responsibilities for the Funds to Western Asset.

The Board will be working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed income operations and Western Asset in the best interests of the Fund and its shareholders.

Looking for Additional Information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XHIXX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or

4         Salomon Brothers High Income Fund II Inc.

1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman and Chief Executive Officer

December 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall generally, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. The risks are magnified in emerging markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities

vi	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended October 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 27 funds in the Fund’s Lipper category, and excluding sales charges.

Salomon Brothers High Income Fund II Inc.         5

Fund at a Glance (unaudited)

6         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Schedule of Investments (October 31, 2005) (unaudited)

SALOMON BROTHERS HIGH INCOME FUND II INC.

Face Amount†	Security	Value

CORPORATE BONDS & NOTES — 65.5%
Aerospace & Defense — 1.5%
3,325,000	Alliant Techsystems Inc., Senior Subordinated Notes, 8.500% due 5/15/11	$3,491,250
4,200,000	Argo-Tech Corp., Senior Notes, 9.250% due 6/1/11	4,347,000
5,500,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	5,775,000
4,000,000	Sequa Corp., Senior Notes, 9.000% due 8/1/09	4,170,000

	Total Aerospace & Defense	17,783,250

Airlines — 0.2%
	Continental Airlines Inc., Pass-Through Certificates:
675,000	Series 1998-3, 7.250% due 11/1/05	675,209
792,336	Series 1998-C, Series B, 6.541% due 9/15/08	747,744
1,730,428	Series 2000-2, Class C, 8.312% due 4/2/11	1,486,460

	Total Airlines	2,909,413

Auto Components — 0.6%
950,000	Delphi Corp., Senior Notes, 6.500% due 8/15/13 (a)(b)	662,625
2,100,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13 (b)	2,052,750
1,700,000	Tenneco Automotive Inc., Senior Secured Notes, Series B, 10.250% due 7/15/13	1,844,500
2,409,000	TRW Automotive Inc., Senior Notes, 9.375% due 2/15/13	2,601,720

	Total Auto Components	7,161,595

Automobiles — 1.9%
	Ford Motor Co.:
	Debentures:
1,050,000	6.625% due 10/1/28 (b)	724,500
1,150,000	8.900% due 1/15/32	945,875
16,475,000	Notes, 7.450% due 7/16/31 (b)	12,191,500
	General Motors Corp., Senior Debentures:
2,375,000	8.250% due 7/15/23 (b)	1,763,437
9,375,000	8.375% due 7/15/33 (b)	6,996,094

	Total Automobiles	22,621,406

Building Products — 1.0%
8,500,000	Associated Materials Inc., Senior Discount Notes, step bond to yield 16.872% due 3/1/14	4,037,500
4,175,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14 (b)	4,008,000
5,075,000	Ply Gem Industries Inc., Senior Subordinated Notes, 9.000% due 2/15/12	4,136,125

	Total Building Products	12,181,625

Capital Markets — 0.3%
3,104,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14 (b)	3,429,920

Chemicals — 5.2%
2,500,000	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	2,665,625
2,800,000	Borden Chemicals & Plastics LP, Notes, 9.500% due 5/1/05 (a)(c)(d)*	49,000

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report         7

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Face Amount†	Security	Value

Chemicals — 5.2% (continued)
2,850,000	Borden U.S. Finance Corp./Nova Scotia Finance ULC, Second Priority Senior Secured Notes, 9.000% due 7/15/14 (e)	$2,817,938
3,500,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	3,832,500
8,500,000	FMC Corp., Senior Debentures, 7.750% due 7/1/11	9,161,215
	Huntsman International LLC, Senior Subordinated Notes:
3,873,000	10.125% due 7/1/09 (b)	4,003,714
675,000	7.375% due 1/1/15 (b)(e)	644,625
3,675,000	Innophos Inc., Senior Subordinated Notes, 8.875% due 8/15/14 (e)	3,693,375
6,950,000	ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11	7,427,812
	Lyondell Chemical Co.:
2,575,000	Secured Notes, 9.500% due 12/15/08	2,710,188
1,400,000	Senior Secured Notes, 11.125% due 7/15/12 (b)	1,568,000
3,075,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	3,424,781
3,550,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	3,825,125
4,250,000	Nalco Co., Senior Subordinated Notes, 8.875% due 11/15/13 (b)	4,361,562
1,325,000	OM Group Inc., 9.250% due 12/15/11	1,281,938
4,075,000	Resolution Performance Products LLC, Senior Subordinated Notes, 13.500% due 11/15/10 (b)	4,314,406
	Rhodia SA:
575,000	Senior Notes, 10.250% due 6/1/10 (b)	615,250
5,850,000	Senior Subordinated Notes, 8.875% due 6/1/11 (b)	5,557,500
1,657,000	Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11	1,781,275

	Total Chemicals	63,735,829

Commercial Services & Supplies — 2.2%
2,225,000	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	2,441,938
2,100,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	2,014,589
	Allied Waste North America Inc.:
1,050,000	Senior Notes, 7.250% due 3/15/15 (b)(e)	1,044,750
	Senior Secured Notes, Series B:
250,000	8.500% due 12/1/08	261,250
1,617,000	9.250% due 9/1/12 (b)	1,750,968
6,000,000	7.375% due 4/15/14 (b)	5,655,000
3,200,000	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	3,408,000
	Cenveo Corp.:
1,000,000	Senior Notes, 9.625% due 3/15/12 (b)	1,060,000
3,050,000	Senior Subordinated Notes, 7.875% due 12/1/13 (b)	2,836,500
	Iron Mountain Inc., Senior Subordinated Notes:
4,035,000	8.625% due 4/1/13 (b)	4,226,662
1,600,000	7.750% due 1/15/15 (b)	1,600,000

	Total Commercial Services & Supplies	26,299,657

Communications Equipment — 1.2%
12,600,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29 (b)	10,836,000
3,775,000	Nortel Networks Ltd., Notes, 6.125% due 2/15/06 (b)	3,784,437

	Total Communications Equipment	14,620,437

See Notes to Financial Statements.

8         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Face Amount†	Security	Value

Computers & Peripherals — 0.4%
3,000,000	Seagate Technology HDD Holdings, Senior Notes, 8.000% due 5/15/09 (b)	$3,153,750
1,350,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (e)	1,377,000

	Total Computers & Peripherals	4,530,750

Containers & Packaging — 2.8%
4,050,000	Anchor Glass Container Corp., Senior Secured Notes, 11.000% due 2/15/13 (a)*	2,592,000
3,250,000	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12 (b)	3,363,750
4,575,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13 (b)	4,128,937
2,275,000	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12 (b)	2,155,563
3,750,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	3,618,750
7,000,000	Plastipak Holdings Inc., Senior Notes, 10.750% due 9/1/11	7,700,000
795,000	Pliant Corp., Senior Secured Second Lien Notes, 11.125% due 9/1/09 (b)	651,900
1,975,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	1,550,375
4,950,000	Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12 (b)	4,752,000
550,000	Stone Container Finance Co. of Canada II, Senior Notes, 7.375% due 7/15/14 (b)	490,875
	Tekni-Plex Inc.:
1,525,000	Senior Secured Notes, 8.750% due 11/15/13 (b)(e)	1,303,875
2,725,000	Senior Subordinated Notes, Series B, 12.750% due 6/15/10	1,226,250

	Total Containers & Packaging	33,534,275

Diversified Financial Services — 3.6%
	Alamosa Delaware Inc.:
4,430,000	Senior Discount Notes, step bond to yield 8.801% due 7/31/09	4,873,000
1,950,000	Senior Notes, 11.000% due 7/31/10 (b)	2,169,375
	Ford Motor Credit Co.:
	Notes:
3,075,000	7.875% due 6/15/10 (b)	2,962,723
1,175,000	7.000% due 10/1/13 (b)	1,077,017
2,700,000	Senior Notes, 7.250% due 10/25/11	2,519,327
	General Motors Acceptance Corp.:
13,375,000	Bonds, 8.000% due 11/1/31 (b)	13,845,920
	Notes:
775,000	7.250% due 3/2/11	763,118
6,475,000	6.750% due 12/1/14 (b)	6,201,897
6,299,109	Iowa Select Farm LP, Secured Notes, 6.500% due 12/1/12 (e)	3,149,555
1,950,000	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (b)(e)	1,881,750
6,910,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 10.264% due 10/1/15 (b)	4,871,550

	Total Diversified Financial Services	44,315,232

Diversified Telecommunication Services — 3.4%
4,600,000	AT&T Corp., Senior Notes, 9.750% due 11/15/31	5,623,500
4,350,000	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	4,589,250
1,375,000	Intelsat Bermuda Ltd., Senior Notes, 8.695% due 1/15/12 (e)(f)	1,399,063

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report         9

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Face Amount†	Security	Value

Diversified Telecommunication Services — 3.4% (continued)
3,200,000	Intelsat Ltd., Senior Discount Notes, step bond to yield 9.594% due 2/1/15 (e)	$2,120,000
6,075,000	MCI Inc., Senior Notes, 8.735% due 5/1/14	6,743,250
1,355,000	PanAmSat Corp., 9.000% due 8/15/14	1,432,913
7,325,000	Qwest Corp., Notes, 8.875% due 3/15/12	8,075,812
	Qwest Services Corp., Senior Secured Notes:
8,325,000	13.500% due 12/15/10	9,552,937
2,071,000	14.000% due 12/15/14	2,518,854

	Total Diversified Telecommunication Services	42,055,579

Electric Utilities — 2.2%
	Edison Mission Energy, Senior Notes:
4,575,000	7.730% due 6/15/09	4,769,437
5,175,000	9.875% due 4/15/11 (b)	6,054,750
	Mirant Americas Generation LLC, Senior Notes:
2,075,000	7.625% due 5/1/06 (a)	2,500,375
2,925,000	9.125% due 5/1/31 (a)	3,839,063
	Reliant Energy Inc., Senior Secured Notes:
5,325,000	9.250% due 7/15/10 (b)	5,617,875
3,975,000	9.500% due 7/15/13	4,253,250

	Total Electric Utilities	27,034,750

Electronic Equipment & Instruments — 0.3%
1,750,000	Kinetek Inc., Senior Notes, Series D, 10.750% due 11/15/06 (b)	1,688,750
2,325,000	Muzak LLC/Muzak Finance Corp., Senior Notes, 10.000% due 2/15/09	1,999,500

	Total Electronic Equipment & Instruments	3,688,250

Energy Equipment & Services — 0.3%
3,175,000	Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14	3,484,563

Food & Staples Retailing — 0.5%
4,725,000	Jean Coutu Group Inc., Senior Subordinated Notes, 8.500% due 8/1/14 (b)	4,406,063
	Rite Aid Corp., Notes:
1,000,000	6.000% due 12/15/05 (b)(e)	1,002,500
310,000	7.125% due 1/15/07	311,550

	Total Food & Staples Retailing	5,720,113

Food Products — 1.1%
	Doane Pet Care Co., Senior Subordinated Notes:
5,250,000	9.750% due 5/15/07	5,256,563
2,350,000	10.625% due 11/15/15 (e)	2,391,125
1,600,000	Dole Food Co. Inc., Debentures, 8.750% due 7/15/13	1,676,000
4,675,000	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	4,347,750

	Total Food Products	13,671,438

Health Care Equipment & Supplies — 0.5%
3,045,000	Accellent Corp., Senior Subordinated Notes, Series B, 10.000% due 7/15/12	3,577,875
2,500,000	Sybron Dental Specialties Inc., Senior Subordinated Notes, 8.125% due 6/15/12	2,643,750

	Total Health Care Equipment & Supplies	6,221,625

See Notes to Financial Statements.

10         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Face Amount†	Security	Value

Health Care Providers & Services — 2.8%
4,425,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	$4,624,125
2,100,000	DaVita Inc., 7.250% due 3/15/15 (b)	2,131,500
5,120,000	Extendicare Health Services Inc., Senior Subordinated Notes, 9.500% due 7/1/10	5,478,400
2,100,000	HCA Inc., Notes, 6.375% due 1/15/15 (b)	2,071,108
4,800,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14 (b)	4,944,000
2,350,000	InSight Health Services Corp., Senior Subordinated Notes, Series B, 9.875% due 11/1/11 (b)	1,780,125
	Tenet Healthcare Corp., Senior Notes:
1,800,000	6.500% due 6/1/12 (b)	1,575,000
6,000,000	7.375% due 2/1/13 (b)	5,355,000
150,000	9.875% due 7/1/14	145,875
1,525,000	6.875% due 11/15/31 (b)	1,174,250
4,550,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	4,572,750

	Total Health Care Providers & Services	33,852,133

Hotels, Restaurants & Leisure — 6.5%
3,055,000	Ameristar Casinos Inc., Senior Subordinated Notes, 10.750% due 2/15/09	3,268,850
5,000,000	AMF Bowling Worldwide Inc., Senior Subordinated Notes, 10.000% due 3/1/10	5,012,500
	Caesars Entertainment Inc., Senior Subordinated Notes:
700,000	9.375% due 2/15/07	731,500
4,500,000	8.875% due 9/15/08	4,848,750
3,000,000	8.125% due 5/15/11 (b)	3,292,500
6,325,000	Cinemark Inc., Senior Discount Notes, step bond to yield 10.003% due 3/15/14	4,506,562
4,725,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12 (b)	4,642,312
2,225,000	Equinox Holdings Inc., Senior Notes, 9.000% due 12/15/09	2,280,625
4,150,000	Herbst Gaming Inc., 7.000% due 11/15/14	4,118,875
3,325,000	Icon Health & Fitness Inc., Senior Subordinated Notes, 11.250% due 4/1/12 (b)	2,676,625
3,780,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	4,063,500
4,800,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14 (b)	4,560,000
3,675,000	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15 (e)	3,509,625
3,850,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15 (b)	3,667,125
	MGM MIRAGE Inc.:
1,775,000	Senior Notes, 6.750% due 9/1/12	1,775,000
6,375,000	Senior Subordinated Notes, 9.750% due 6/1/07 (b)	6,725,625
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
1,050,000	7.125% due 8/15/14	1,065,750
2,475,000	6.875% due 2/15/15	2,487,375
4,700,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	4,688,250
2,825,000	Sbarro Inc., Senior Notes, 11.000% due 9/15/09 (b)	2,768,500
	Six Flags Inc., Senior Notes:
84,000	8.875% due 2/1/10 (b)	83,790
1,500,000	9.750% due 4/15/13 (b)	1,500,000
2,225,000	9.625% due 6/1/14 (b)	2,213,875

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report         11

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Face Amount†	Security	Value

Hotels, Restaurants & Leisure — 6.5% (continued)
4,300,000	Starwood Hotels & Resorts Worldwide Inc., Senior Notes, 7.875% due 5/1/12	$4,654,750
475,000	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16 (b)	480,938

	Total Hotels, Restaurants & Leisure	79,623,202

Household Durables — 1.2%
1,146,000	Applica Inc., Senior Subordinated Notes, 10.000% due 7/31/08 (b)	1,082,970
4,000,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (a)(c)(d)*	0
4,356,000	Home Interiors & Gifts Inc., Senior Subordinated Notes, 10.125% due 6/1/08 (b)	2,766,060
	Interface Inc.:
2,875,000	Senior Notes, 10.375% due 2/1/10	3,112,188
1,500,000	Senior Subordinated Notes, 9.500% due 2/1/14 (b)	1,500,000
4,150,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14 (b)	4,233,000
2,145,000	Tempur-Pedic Inc./Tempur Production USA Inc., Senior Subordinated Notes, 10.250% due 8/15/10	2,327,325

	Total Household Durables	15,021,543

Independent Power Producers & Energy Traders — 2.9%
	AES Corp., Senior Notes:
1,325,000	9.500% due 6/1/09 (b)	1,431,000
1,400,000	9.375% due 9/15/10 (b)	1,526,000
4,425,000	7.750% due 3/1/14 (b)	4,613,062
	Calpine Corp.:
6,180,000	Second Priority Senior Secured Notes, 8.500% due 7/15/10 (b)(e)	4,356,900
500,000	Senior Notes, 7.875% due 4/1/08 (b)	252,500
1,575,000	Senior Secured Notes, 8.750% due 7/15/13 (b)(e)	1,098,563
2,500,000	Calpine Generating Co. LLC, Secured Notes, 13.216% due 4/1/11 (b)(f)	2,343,750
	Dynegy Holdings Inc.:
	Debentures:
4,550,000	7.125% due 5/15/18 (b)	4,026,750
8,350,000	7.625% due 10/15/26	7,389,750
2,000,000	Secured Notes, 9.875% due 7/15/10 (e)	2,160,000
6,044,000	NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13	6,618,180

	Total Independent Power Producers & Energy Traders	35,816,455

Industrial Conglomerates — 0.4%
7,000,000	KI Holdings Inc., Senior Discount Notes, step bond to yield 9.899% due 11/15/14	4,733,750
2,750,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08 (a)(c)(d)*	0

	Total Industrial Conglomerates	4,733,750

IT Services — 0.2%
3,400,000	Unisys Corp., Senior Notes, 8.000% due 10/15/12 (b)	3,009,000

Machinery — 1.1%
450,000	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	475,875
2,100,000	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (b)(e)	2,026,500
1,525,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	1,608,875

See Notes to Financial Statements.

12         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Face Amount†	Security	Value

Machinery — 1.1% (continued)
4,375,000	Mueller Holdings Inc., Discount Notes, step bond to yield 12.023% due 4/15/14	$3,215,625
1,850,000	NMHG Holding Co., Senior Notes, 10.000% due 5/15/09	1,984,125
4,000,000	Terex Corp., Senior Subordinated Notes, Series B, 10.375% due 4/1/11 (b)	4,290,000

	Total Machinery	13,601,000

Marine — 0.2%
1,675,000	General Maritime Corp., Senior Notes, 10.000% due 3/15/13	1,850,875

Media — 7.7%
2,500,000	Bear Creek Corp., Senior Notes, 9.000% due 3/1/13 (e)	2,575,000
6,435,325	CanWest Media Inc., 8.000% due 9/15/12	6,773,180
	CCH I Holdings LLC:
	Senior Accreting Notes:
11,525,000	step bond to yield 19.057% due 5/15/14 (e)	7,376,000
10,000,000	step bond to yield 19.996% due 1/15/15 (b)(e)	5,550,000
4,246,216	Senior Secured Notes, 11.000% due 10/1/15 (e)	3,864,057
925,000	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (e)	931,938
10,500,000	CSC Holdings Inc., Senior Subordinated Debentures, 10.500% due 5/15/16 (b)	11,313,750
	Dex Media East LLC/Dex Media East Finance Co.:
1,750,000	Senior Notes, 9.875% due 11/15/09	1,911,875
813,000	Senior Notes, Series B, 12.125% due 11/15/12	953,243
4,500,000	Dex Media Inc., Discount Notes, step bond to yield 8.723% due 11/15/13	3,510,000
2,344,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	2,595,980
3,022,000	DirecTV Holdings LLC/DirecTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	3,286,425
7,183,000	EchoStar DBS Corp., Senior Notes, 9.125% due 1/15/09 (b)	7,560,107
2,500,000	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 11.258% due 10/15/13 (b)	1,825,000
1,950,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08 (b)	1,572,187
4,875,000	Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13 (b)	4,789,687
4,825,000	Nexstar Finance Inc., Senior Subordinated Notes, 7.000% due 1/15/14 (b)	4,294,250
3,800,000	NextMedia Operating Inc., Senior Subordinated Notes, 10.750% due 7/1/11	4,146,750
900,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (e)	1,012,500
3,475,000	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11 (b)	3,687,844
1,000,000	Rogers Cable Inc., Senior Secured Notes, 6.250% due 6/15/13	977,500
4,625,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12 (b)	4,775,312
750,000	Videotron Ltee, Senior Notes, 6.375% due 12/15/15 (e)	744,375
	Yell Finance BV:
6,776,000	Senior Discount Notes, step bond to yield 10.651% due 8/1/11 (b)	6,945,400
606,000	Senior Notes, 10.750% due 8/1/11 (b)	663,570

	Total Media	93,635,930

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report         13

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Face Amount†	Security	Value

Metals & Mining — 0.3%
4,500,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15 (e)	$4,128,750
5,000,000	Republic Technologies International LLC/RTI Capital Corp., Senior Secured Notes, 13.750% due 7/15/09 (a)(c)(d)*	0

	Total Metals & Mining	4,128,750

Multiline Retail — 0.3%
1,675,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (b)(e)	1,624,750
1,543,000	Saks Inc., Notes, 9.875% due 10/1/11 (b)	1,689,585

	Total Multiline Retail	3,314,335

Oil, Gas & Consumable Fuels — 4.3%
6,250,000	Chesapeake Energy Corp., Senior Notes, 6.625% due 1/15/16	6,265,625
5,127,000	Cimarex Energy Co., 9.600% due 3/15/12	5,562,795
	El Paso Corp.:
	Medium-Term Notes:
6,325,000	7.750% due 1/15/32 (b)	6,309,187
5,425,000	7.800% due 8/1/31 (b)	5,411,437
5,200,000	Notes, 7.875% due 6/15/12 (b)	5,330,000
	Pemex Project Funding Master Trust:
3,100,000	6.125% due 8/15/08	3,174,400
250,000	7.375% due 12/15/14	273,875
4,575,000	Plains Exploration & Production Co., Senior Notes, 7.125% due 6/15/14 (b)	4,769,438
2,000,000	Pogo Producing Co., Senior Subordinated Notes, Series B, 8.250% due 4/15/11	2,105,000
1,000,000	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12 (b)	1,075,000
	Williams Cos. Inc.:
	Notes:
3,650,000	7.875% due 9/1/21	3,955,688
3,225,000	8.750% due 3/15/32	3,736,969
3,700,000	Senior Notes, 7.625% due 7/15/19 (b)	3,940,500

	Total Oil, Gas & Consumable Fuels	51,909,914

Paper & Forest Products — 1.2%
3,850,000	Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30 (b)	3,234,000
4,375,000	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	4,134,375
4,850,000	Buckeye Technologies Inc., Senior Subordinated Notes, 8.000% due 10/15/10 (b)	4,607,500
1,725,000	Domtar Inc., Notes, 7.125% due 8/15/15 (b)	1,466,250
1,000,000	Newark Group Inc., Senior Subordinated Notes, 9.750% due 3/15/14	865,000
1,000,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	885,000

	Total Paper & Forest Products	15,192,125

Personal Products — 0.4%
4,350,000	Playtex Products Inc., Senior Subordinated Notes, 9.375% due 6/1/11 (b)	4,524,000

See Notes to Financial Statements.

14         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Face Amount†	Security	Value

Pharmaceuticals — 0.2%
2,025,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (b)	$1,690,875
565,000	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	553,700

	Total Pharmaceuticals	2,244,575

Real Estate — 1.0%
	Host Marriott LP, Senior Notes:
2,500,000	7.125% due 11/1/13 (b)	2,546,875
1,625,000	Series I, 9.500% due 1/15/07	1,704,219
3,400,000	Series O, 6.375% due 3/15/15	3,315,000
3,525,000	MeriStar Hospitality Corp., Senior Notes, 9.125% due 1/15/11 (b)	3,776,156
825,000	MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp., Senior Notes, 10.500% due 6/15/09 (b)	875,531

	Total Real Estate	12,217,781

Semiconductors & Semiconductor Equipment — 0.4%
	Amkor Technology Inc.:
2,825,000	Senior Notes, 9.250% due 2/15/08 (b)	2,712,000
2,300,000	Senior Subordinated Notes, 10.500% due 5/1/09 (b)	1,978,000

	Total Semiconductors & Semiconductor Equipment	4,690,000

Specialty Retail — 1.4%
4,050,000	Buffets Inc., Senior Subordinated Notes, 11.250% due 7/15/10 (b)	4,070,250
2,725,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13 (e)	2,711,375
2,400,000	Eye Care Centers of America Inc., Senior Subordinated Notes, 10.750% due 2/15/15 (b)(e)	2,262,000
1,600,000	Finlay Fine Jewelry Corp., Senior Notes, 8.375% due 6/1/12 (b)	1,368,000
3,325,000	Hines Nurseries Inc., Senior Notes, 10.250% due 10/1/11	3,308,375
2,281,000	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	2,514,802
1,425,000	Toys “R” Us Inc., Notes, 7.375% due 10/15/18 (b)	1,018,875

	Total Specialty Retail	17,253,677

Textiles, Apparel & Luxury Goods — 1.2%
3,275,000	Collins & Aikman Floor Covering Inc., Senior Subordinated Notes, Series B, 9.750% due 2/15/10	3,078,500
	Levi Strauss & Co., Senior Notes:
1,150,000	8.804% due 4/1/12 (b)(f)	1,147,125
810,000	12.250% due 12/15/12	893,025
4,825,000	9.750% due 1/15/15 (b)	4,897,375
2,950,000	Simmons Co., Senior Discount Notes, step bond to yield 14.915% due 12/15/14 (b)(e)	1,460,250
3,275,000	Tommy Hilfiger USA Inc., Notes, 6.850% due 6/1/08 (b)	3,275,000

	Total Textiles, Apparel & Luxury Goods	14,751,275

Wireless Telecommunication Services — 2.6%
1,825,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12 (b)	1,911,687
1,800,000	American Tower Escrow Corp., Discount Notes, zero coupon bond to yield 9.426% due 8/1/08	1,397,250

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report         15

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Face Amount†	Security	Value

Wireless Telecommunication Services — 2.6% (continued)
325,000	Dobson Cellular Systems, 8.375% due 11/1/11	$340,438
14,050,000	Nextel Communications Inc., Senior Serial Redeemable Notes, Series D, 7.375% due 8/1/15	14,883,446
4,175,000	SBA Communications Corp., Senior Notes, 8.500% due 12/1/12 (b)	4,571,625
3,900,000	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	4,280,250
3,800,000	US Unwired Inc., Second Priority Secured Notes, Series B, 10.000% due 6/15/12 (b)	4,341,500

	Total Wireless Telecommunication Services	31,726,196

	TOTAL CORPORATE BONDS & NOTES (Cost — $805,483,052)	798,096,223

ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
1,975,400	Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/12 (a)(c)(d)* (Cost — $2,054,681)	0

Shares
COMMON STOCKS — 4.5%
CONSUMER DISCRETIONARY — 1.7%
Household Durables — 0.0%
52,472	Mattress Discounters Corp. (c)(d)*	0

Media — 1.7%
141,842	Liberty Global Inc., Class A Shares (b)*	3,513,426
141,842	Liberty Global Inc., Series C Shares (b)*	3,364,492
229,356	NTL Inc. (b)*	14,064,110

	Total Media	20,942,028

	TOTAL CONSUMER DISCRETIONARY	20,942,028

MATERIALS — 0.1%
Chemicals — 0.1%
93,506	Applied Extrusion Technologies Inc., Class A Shares (b)*	794,801

TELECOMMUNICATION SERVICES — 2.7%
Diversified Telecommunication Services — 0.7%
375,814	Telewest Global Inc.*	8,572,317

Wireless Telecommunication Services — 2.0%
1,014,070	American Tower Corp., Class A Shares (b)*	24,185,570

	TOTAL TELECOMMUNICATION SERVICES	32,757,887

	TOTAL COMMON STOCKS (Cost — $48,855,856)	54,494,716

See Notes to Financial Statements.

16         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Face Amount†	Security	Value

CONVERTIBLE BOND & NOTE — 0.2%
Wireless Telecommunication Services — 0.2%
2,675,000	American Tower Corp., Notes, 5.000% due 2/15/10 (Cost — $1,416,481)	$2,675,000

CONVERTIBLE PREFERRED STOCKS — 0.6%
Wireless Telecommunication Services — 0.6%
6,845	Alamosa Holdings Inc., Cumulative Convertible, Series B, 7.500% due 7/31/13 (Cost — $2,104,639)	7,553,458

Shares
ESCROWED SHARES (d) — 0.0%
8,800,000	Breed Technologies Inc. (a)(c)*	0
5,500,000	Imperial Holly Co.*	0
2,025,000	Pillowtex Corp.*	0
2,648,056	Vlasic Foods International Inc. (a)(c)*	95,860

	TOTAL ESCROWED SHARES (Cost — $0)	95,860

PREFERRED STOCK (c)(d) — 0.0%
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
17,552	TCR Holdings Corp., Class B Shares*	17
9,654	TCR Holdings Corp., Class C Shares*	10
25,451	TCR Holdings Corp., Class D Shares*	25
52,657	TCR Holdings Corp., Class E Shares*	53

	TOTAL PREFERRED STOCK (Cost — $6,260)	105

Face Amount†
SOVEREIGN BONDS — 7.8%
Argentina — 0.3%
	Republic of Argentina:
250,000EUR	10.250% due 1/26/07 (a)	101,957
3,377,500	4.005% due 8/3/12	3,000,606
300,000EUR	9.000% due 6/20/49 (a)	122,349

	Total Argentina	3,224,912

Brazil — 1.8%
	Federative Republic of Brazil:
455,000	11.000% due 8/17/40	547,479
3,742,000	Collective Action Security, 8.000% due 1/15/18	3,869,228
14,843,201	DCB, Series L, 5.250% due 4/15/12 (f)	14,499,952
	FLIRB, Series L:
1,453,846	5.188% due 4/15/09 (f)	1,440,217
511,538	5.188% due 4/15/09 (f)	506,743
1,111,860	NMB, Series L, 5.250% due 4/15/09 (f)	1,100,741

	Total Brazil	21,964,360

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report         17

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Face Amount†	Security	Value

Bulgaria — 0.1%
1,285,000	Republic of Bulgaria, 8.250% due 1/15/15 (e)	$1,542,000

Chile — 0.1%
1,910,000	Republic of Chile, 5.500% due 1/15/13	1,958,677

Colombia — 0.4%
	Republic of Colombia:
3,575,000	11.750% due 2/25/20	4,826,250
105,000	10.375% due 1/28/33	131,775

	Total Colombia	4,958,025

Ecuador — 0.1%
1,330,000	Republic of Ecuador, step bond to yield 11.100% due 8/15/30 (e)	1,197,000

El Salvador — 0.1%
740,000	Republic of El Salvador, 7.750% due 1/24/23 (e)	804,750

Mexico — 1.6%
	United Mexican States:
1,020,000	11.375% due 9/15/16	1,479,000
1,410,000	8.125% due 12/30/19	1,690,942
	Series A, Notes:
1,500,000	6.375% due 1/16/13	1,576,875
2,894,000	5.875% due 1/15/14	2,951,880
9,850,000	8.000% due 9/24/22	11,770,750

	Total Mexico	19,469,447

Panama — 0.3%
	Republic of Panama:
1,835,000	9.625% due 2/8/11	2,128,600
1,689,509	PDI, 4.688% due 7/17/16 (f)	1,638,824

	Total Panama	3,767,424

Peru — 0.4%
	Republic of Peru:
4,725,000	8.750% due 11/21/33	5,457,375
171,500	FLIRB, 5.000% due 3/7/17 (e)(f)	162,282

	Total Peru	5,619,657

Philippines — 0.4%
	Republic of the Philippines:
1,675,000	8.250% due 1/15/14	1,722,109
700,000	9.375% due 1/18/17	768,250
1,975,000	Senior Notes, 9.500% due 2/2/30	2,088,563

	Total Philippines	4,578,922

Poland — 0.1%
1,120,000	Republic of Poland, Notes, 5.250% due 1/15/14	1,135,512

Russia — 0.8%
	Russian Federation:
1,100,000	11.000% due 7/24/18 (e)	1,606,000

See Notes to Financial Statements.

18         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Face Amount†	Security	Value

Russia — 0.8% (continued)
250,000	12.750% due 6/24/28 (e)	$453,125
6,575,000	Step bond to yield 5.702% due 3/31/30 (e)	7,308,523

	Total Russia	9,367,648

South Africa — 0.1%
	Republic of South Africa:
575,000	9.125% due 5/19/09	646,875
725,000	6.500% due 6/2/14	777,563

	Total South Africa	1,424,438

Turkey — 0.6%
	Republic of Turkey:
500,000	11.750% due 6/15/10	615,000
5,875,000	7.000% due 6/5/20	5,757,500
335,000	11.875% due 1/15/30	487,006

	Total Turkey	6,859,506

Ukraine — 0.1%
1,010,000	Republic of Ukraine, 7.650% due 6/11/13 (e)	1,087,013

Uruguay — 0.1%
955,000	Republic of Uruguay, Benchmark Bonds, 7.500% due 3/15/15	940,675

Venezuela — 0.4%
	Bolivarian Republic of Venezuela:
1,175,000	5.375% due 8/7/10 (e)	1,137,400
1,225,000	7.650% due 4/21/25	1,221,325
1,550,000	Collective Action Security, 10.750% due 9/19/13	1,891,000
425,000	Par Bonds, Series A, 6.750% due 3/31/20	426,913

	Total Venezuela	4,676,638

	TOTAL SOVEREIGN BONDS (Cost — $89,254,382)	94,576,604

Warrants
WARRANTS — 0.1%
1,800	American Tower Corp., Class A Shares, Expires 1/8/08 (e)*	607,533
18,500	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20*	555,000
3,500	Brown Jordan International Inc., Expires 8/15/07 (c)(e)*	32
30,928,049	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (c)*	19,330
2,750	Leap Wireless International Inc., Expires 4/15/10 (c)(d)(e)*	0
3,500	Mattress Discounters Co., Expires 7/15/07 (c)(d)(e)*	0
2,000	Mueller Holdings Inc., Expires 4/15/14 (d)(e)*	20
13,614	Pillowtex Corp., Expires 11/24/09 (c)(d)*	14
5,000	UbiquiTel Inc., Expires 4/15/10 (c)(d)(e)*	50

	TOTAL WARRANTS (Cost — $639,364)	1,181,979

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $949,814,715)	958,673,945

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report         19

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Face Amount†	Security	Value

SHORT-TERM INVESTMENTS — 21.3%
Repurchase Agreements — 3.0%
7,000,000	Interest in $442,372,000 joint tri-party repurchase agreement dated 10/31/05 with Morgan Stanley, 3.990% due 11/1/05; Proceeds at maturity — $7,000,776; (Fully collateralized by various U.S. government agency obligations, 2.465% to 7.000% due 11/28/06 to 7/21/25; Market Value — $7,172,385)	$7,000,000
15,000,000	Interest in $572,678,000 joint tri-party repurchase agreement dated 10/31/05 with Deutche Bank Securities Inc., 4.000% due 11/1/05; Proceeds at maturity — $15,001,667; (Fully collateralized by various U.S. government agency obligations, 2.000% to 7.125% due 11/28/05 to 1/15/30; Market value — $15,300,085)	15,000,000
15,000,000	Interest in $689,187,000 joint tri-party repurchase agreement dated 10/31/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.000% due 11/1/05; Proceeds at maturity — $15,001,667; (Fully collateralized by U.S. Treasury obligations, 0.000% to 3.750% due 11/3/05 to 5/15/08; Market value — $15,300,034)	15,000,000

	Total Repurchase Agreements (Cost — $37,000,000)	37,000,000

Shares
Securities Purchased from Securities Lending Collateral — 18.3%
222,781,755	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $222,781,755)	222,781,755

	TOTAL SHORT-TERM INVESTMENTS (Cost — $259,781,755)	259,781,755

	TOTAL INVESTMENTS — 100.0% (Cost — $1,209,596,470#)	$1,218,455,700

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise indicated.
(a)	Security is currently in default.
(b)	All or a portion of this security is on loan (See Notes 1 and 3).
(c)	Illiquid Security.
(d)	Securities are fair valued at October 31, 2005 in accordance with the policies adopted by the Board of Directors (see Note 1).
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(f)	Variable rate securities. Coupon rates disclosed are those which are in effect at October 31, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
DCB	— Debt Conversion Bond
EUR	— Euro Currency
FLIRB	— Front-Loaded Interest Reduction Bonds
NMB	— New Money Bond
PDI	— Past Due Interest

See Notes to Financial Statements.

20         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Statement of Assets and Liabilities (October 31, 2005) (unaudited)

ASSETS:
Investments, at value (Cost — $1,209,596,470)	$1,218,455,700
Interest receivable	20,246,180
Receivable for securities sold	4,867,302
Prepaid expenses	25,848

Total Assets	1,243,595,030

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	222,781,755
Loan Payable (Note 4)	125,000,000
Payable for securities purchased	5,869,865
Management fee payable	760,788
Due to custodian	612,812
Interest payable (Notes 3 and 4)	541,281
Transfer agent fees payable	56,811
Accrued expenses	197,895

Total Liabilities	355,821,207

Total Net Assets	$887,773,823

NET ASSETS:
Par value ($0.001 par value, 100,000,000 shares authorized; 77,614,787 shares issued and outstanding)	$77,615
Paid-in capital in excess of par value	1,041,477,863
Overdistributed net investment income	(746,132)
Accumulated net realized loss on investments, credit default swap contracts and foreign currency transactions	(161,894,753)
Net unrealized appreciation on investments	8,859,230

Total Net Assets	$887,773,823

Shares Outstanding	77,614,787

Net Asset Value	$11.44

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report         21

Statement of Operations (For the six months ended October 31, 2005) (unaudited)

INVESTMENT INCOME:
Interest	$49,770,937
Income from securities lending	511,488
Dividends	119,672

Total Investment Income	50,402,097

EXPENSES:
Interest expense (Notes 3 and 4)	6,785,987
Management fee (Note 2)	5,749,212
Administration fee (Note 2)	323,722
Custody fees	90,796
Transfer agent fees	67,256
Shareholder reports	51,135
Stock exchange listing fees	40,922
Audit and tax	32,839
Loan fees	32,507
Directors’ fees	28,872
Legal fees	25,238
Insurance	8,613
Miscellaneous expenses	3,376

Total Expenses	13,240,475

Net Investment Income	37,161,622

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	22,196,962
Credit default swap contracts	238,453
Foreign currency transactions	(300,543)

Net Realized Gain	22,134,872

Change in Net Unrealized Appreciation/Depreciation From:
Investments	4,166,584
Credit default swap contracts	318,962
Foreign currency transactions	91

Change in Net Unrealized Appreciation/Depreciation	4,485,637

Net Gain on Investments, Swap Contracts and Foreign Currency Transactions	26,620,509

Increase in Net Assets From Operations	$63,782,131

See Notes to Financial Statements.

22         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended October 31, 2005 (unaudited) and the year ended April 30, 2005

	October 31	April 30
OPERATIONS:
Net investment income	$37,161,622	$78,287,028
Net realized gain	22,134,872	41,148,981
Change in net unrealized appreciation/depreciation	4,485,637	(20,898,279)

Increase in Net Assets From Operations	63,782,131	98,537,730

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(37,643,172)	(93,751,761)

Decrease in Net Assets From Distributions to Shareholders	(37,643,172)	(93,751,761)

FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestment of distributions (1,549,854 shares issued)	—	17,827,283

Increase in Net Assets From Fund Share Transaction	—	17,827,283

Increase in Net Assets	26,138,959	22,613,252
NET ASSETS:
Beginning of period	861,634,864	839,021,612

End of period*	$887,773,823	$861,634,864

* Includes overdistributed net investment income of:	$(746,132)	$(264,582)

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report         23

Statement of Cash Flows (For the six months ended October 31, 2005) (unaudited)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividend received	$49,104,188
Operating expenses paid	(6,730,683)
Net sales of short-term investments	21,486,000
Realized loss on foreign currency transactions	(300,543)
Realized gain on credit default swap contracts	238,453
Net changes in unrealized appreciation on foreign currencies	91
Purchases of long-term investments	(261,372,843)
Proceeds from disposition of long-term investments	513,968,114
Interest paid	(7,096,951)

Net Cash Flows Provided By Operating Activities	309,295,826

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(37,643,172)
Received from brokers for initial margin on credit default swap contracts	330,000
Repayment of loan	(175,000,000)
Repayment of reverse repurchase agreements	(97,596,250)

Net Cash Flows Used By Financing Activities	(309,909,422)

Net Decrease in Cash	(613,596)
Cash, Beginning of period	784

Due to custodian, End of period	$(612,812)

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$63,782,131

Accretion of discount on investments	(5,522,528)
Amortization of premium on investments	1,463,013
Decrease in investments, at value	247,487,295
Increase in payable for securities purchased	4,150,358
Decrease in interest receivable	2,761,606
Increase in receivable for securities sold	(4,238,890)
Decrease in prepaid expenses	28,642
Decrease in interest payable	(310,964)
Decrease in accrued expenses	(304,837)

Total Adjustments	245,513,695

Net Cash Flows Provided By Operating Activities	$309,295,826

See Notes to Financial Statements.

24         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

	2005(1)		2005(2)	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.10		$11.03	$10.42	$10.48	$11.08	$11.85

Income (Loss) From Operations:
Net investment income	0.48		1.02	1.12	1.18	1.27	1.37
Net realized and unrealized gain (loss)	0.35		0.27	0.85	0.12	(0.50)	(0.58)

Total Income From Operations	0.83		1.29	1.97	1.30	0.77	0.79

Less Distributions From:
Net investment income	(0.49)		(1.22)	(1.38)	(1.16)	(1.18)	(1.40)
Return of capital	—		—	—	(0.22)	(0.20)	(0.16)

Total Distributions	(0.49)		(1.22)	(1.38)	(1.38)	(1.38)	(1.56)

Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—		—	0.02	0.02	0.01	—

Net Asset Value, End of Period	$11.44		$11.10	$11.03	$10.42	$10.48	$11.08

Market Price, End of Period	$9.90		$11.14	$11.75	$11.65	$11.65	$10.96

Total Return, Based on Market Price(3)	(6.96)%		5.39%	13.51%	15.00%	20.83%	6.85%

Total Return, Based on Net Asset Value(3)	7.51%		12.13%	19.99%	15.58%	7.84%	7.11%

Net Assets, End of Period (000s)	$887,774		$861,635	$839,022	$771,566	$750,334	$764,344

Ratios to Average Net Assets:
Expenses	2.93	%(4)	2.69%	2.17%	2.49%	2.80%	3.09%
Expenses, excluding interest expense	1.43	(4)	1.67	1.57	1.63	1.57	1.43
Net investment income	8.23	(4)	8.99	10.18	12.64	12.08	11.87

Portfolio Turnover Rate	22%		54%	50%	87%	118%	118%

Supplemental Data:
Loans Outstanding, End of Period (000s)	$125,000		$300,000	$300,000	$300,000	$260,000	$260,000
Weighted Average Interest Rate on Loans	3.87	%(4)	2.44%	1.64%	2.15%	3.44%	6.69%

(1)	For the six months ended October 31, 2005 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	For the purpose of this calculation, distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded. Total returns for periods of less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report         25

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Salomon Brothers High Income Fund II Inc. (“Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets plus any borrowing for investment purposes in high yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings which may create leverage risk by the Fund.

26         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(d) Credit Default Swaps. The Fund enters into credit default swap contracts (“swaps”) for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into Credit Default Swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(e) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report         27

Notes to Financial Statements (unaudited) (continued)

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(f) Credit and Market Risk with Emerging Debt. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

28         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Management Agreement and Other Transactions with Affiliates

Salomon Brothers Asset Management Inc (“Investment Manager”), which for the period of this report was an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Investment Manager is responsible on a day-to-day basis for the management and administration of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies and for making decisions to buy, sell or hold particular securities of the Fund. The fee for these services is payable monthly at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Prior to August 1, 2005, the Fund had a separate investment management and administration agreements. Salomon Brothers Asset Management Inc. (“SBAM”) was compensated at an annual rate of 1.00% for management services and Smith Barney Fund Management LLC (“Administrator”), which for the period of this report was another indirect wholly-owned subsidiary of Citigroup, acted as the Fund’s administrator for which the Fund paid a monthly fee at an annual rate of 0.10% of the value of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Investment Manager and Administrator as a percentage of the Fund’s assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

Certain officers and/or Directors of the Fund are also officers and/or Directors of the Investment Manager and do not receive compensation from the Fund.

Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report         29

Notes to Financial Statements (unaudited) (continued)

3.	Investments

During the six months ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$265,523,201

Sales	517,696,185

At October 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$70,979,535
Gross unrealized depreciation	(62,120,305)

Net unrealized appreciation	$8,859,230

Transactions in reverse repurchase agreements for the Fund during the six months ended October 31, 2005 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$85,573,170	2.990%	$106,327,000

Interest rates on reverse repurchase agreements ranged from 0.35% to 3.65% during the period May 1, 2005 to October 10, 2005. Interest expense incurred on reverse repurchase agreements totaled $1,307,940.

At October 31, 2005, the Fund had no open reverse repurchase agreements.

At October 31, 2005, the Fund loaned securities having a market value of $217,680,232. The Fund received cash collateral amounting to $222,781,755 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, under the 1940 Act.

4.	Loan

At October 31, 2005, the Fund had outstanding a $125,000,000 loan pursuant to a revolving credit and security agreement with Crown Point Capital Company LLC and Citicorp North America, Inc. (“CNA”), an affiliate of SBAM. In addition, CNA acts as administrative agent of the credit facility. The loan generally bears interest at a variable rate based on the weight average interest rates of the commercial paper or LIBOR plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowings outstanding and any additional expenses. For the six months ended October 31, 2005, the Fund incurred interest expense on this loan in the amount of $5,478,047.

30         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5.	Dividends Subsequent to October 31, 2005

On July 25, 2005, the Board of Directors (“Board”) of the Fund declared a distribution in the amount of $0.075 per common share payable on November 25, 2005 to shareholders of record on November 15, 2005.

On November 18, 2005, the Fund’s Board declared three distributions, each in the amount of $0.070 per common share, payable December 30, 2005, January 27, 2006 and February 24, 2006 to shareholders of record on December 27, 2005, January 24, 2006 and February 21, 2006, respectively.

6.	Capital Loss Carryforward

At April 30, 2005, the Fund had a net capital loss carryforward of $182,644,492 of which $1,111,684 expires in 2008, $10,635,451 expires in 2009, $93,766,174 expires in 2010, and $77,131,183 expires in 2011. These amounts will be available to offset any future taxable capital gains.

7.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report         31

Notes to Financial Statements (unaudited) (continued)

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

8.	Other Matters

The Fund has received information concerning SBFM as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

32         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

9.	Subsequent Event

On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, CAM, to Legg Mason. As a result, the Fund’s Manager, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the 1940 Act. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund’s Board has approved American Stock Transfer & Trust Co. (“AST”) to serve as transfer agent for the Fund. The principal business office of AST is located at 59 Maiden Lane, New York, NY 10038.

Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report         33

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on August 5, 2005, for the purpose of voting upon the election of Daniel P. Cronin and Jeswald W. Salacuse as Class I Directors of the Fund, to serve until the 2008 Annual Meeting of Stockholders. The following table provides information concerning the matter voted upon at the Meeting.

1. Election of Directors

Nominees	Votes For	Votes Withheld
Class I — to serve until the year 2008
Daniel P. Cronin	71,232,316	2,260,881
William R. Hutchinson	71,186,022	2,307,175

At October 31, 2005, in addition to Daniel P. Cronin and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman

Leslie H. Gelb

R. Jay Gerken

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

34         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Salomon Brothers High Income Fund II Inc. (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). This includes a variety of information about the Manager, including the advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

At an in-person meeting held on July 25 and 26, 2005, a presentation was made to the Board by the Manager that encompassed the Fund and all the funds for which the Board has responsibility. The Board evaluated information made available on a fund-by-fund basis and its determinations were made separately in respect of each fund, including the Fund. The Fund has a combined investment advisory and administration agreement. The discussion below covers both advisory and administrative functions being rendered by the Manager.

Board Approval of Management Agreement

The Board unanimously approved the continuation of the Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be the Fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreement, the Board considered the announcement on June 24, 2005 by Citigroup that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. Upon completion of this transaction the Manager, which was an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason, Inc. and the Management Agreement will terminate. Other factors considered and conclusions rendered by the Board in determining to approve the continuation of the Management Agreement included the following:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted that it had received information at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board considered that the scope of services provided by the Manager had expanded

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Board Approval of Management Agreement (unaudited) (continued)

over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed information describing the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager, affiliates, the financial resources available to CAM and its then parent organization, Citigroup Inc.

The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it had received information prepared by the Manager throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and Lipper peers.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all closed-end funds classified as “leveraged high current yield funds” by Lipper, showed that the Fund’s performance since inception (for all periods) presented was above the median.

Based on their review, which included consideration of all of the factors noted above, the Board concluded that the investment performance of the Fund has been satisfactory.

Management Fees and Expense Ratios

The Board considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. Additionally, the Board received and

36         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

considered information prepared by Lipper comparing the Fund’s Contractual Management Fees and the Fund’s overall expenses with those of funds in a relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and the scope of the services provided to these other clients, noting that, unlike such other clients, the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to the Fund and did not place a significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

The information comparing the Fund’s Contractual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 6 closed-end funds (including the Fund) classified as “leveraged high current yield funds” by Lipper, showed that the Fund’s Contractual Management Fees were above the median range of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was above the median, and concluded that the expense ratio of the Fund was acceptable in the light of the quality of the services the Fund received and such other factors as the Board considered relevant.

Taking all of the above into consideration, the Board determined that the Fund’s Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) included the following:

Manager Profitability

The Board considered information regarding the profitability to Manager and its affiliates of their relationships with the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

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Board Approval of Management Agreement (unaudited) (continued)

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether, given the Fund’s closed-end structure, there is a realistic potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale, as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. Generally, in light of the Manager’s profitability data, and such other factors as the Board considered relevant, the Board concluded that the Manager’s sharing of current economies of scale with the Fund was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements and the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable to the Board.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement for each CAM-advised Fund overseen by the Board (the “CAM Funds” including the Fund) (each, a “Current Management Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). At meetings held on August 12, 2005, the Fund’s Board, including the Independent Board Members, unanimously approved a new management agreement between each CAM Fund included the Fund, and the Adviser (each, a “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

In anticipation of the Transaction, members of the Fund’s Board met in person on July 11, 2005 and August 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each CAM fund and its shareholders to approve the New Management Agreement between the fund and the fund’s Adviser. At those Board meetings, and for the reasons discussed below, the Board, including a majority

38         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

of the Independent Board Members, unanimously approved each New Management Agreement applicable to the CAM funds overseen by that Board and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the CAM fund after the Transaction.

To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions on, and received from their counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

On July 11, 2005 and August 12, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM funds, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meetings.

At the Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

Among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser to CAM funds, which, among other things, may involve Western Asset, the Adviser to CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected

Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report         39

Board Approval of Management Agreement (unaudited) (continued)

that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to certain CAM fund, including the Fund, subject to applicable regulatory requirements;

(iii) that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to each CAM fund, including the Fund and its shareholders by the Adviser, including compliance services;

(iv) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Adviser will have substantially the same access to the Citigroup sales force when distributing shares of CAM funds as is currently provided to CAM and that other arrangements between the Adviser and Citigroup sales channels will be preserved;

(v) that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer CAM funds as investment products, and the potential benefits to fund shareholders from this and other third-party distribution access;

(vi) the potential benefits to CAM fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vii) that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(viii) the potential effects of regulatory restrictions on CAM funds if Citigroup-affiliated broker-dealers remain the principal underwriters for CAM funds;

(ix) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(x) the terms and conditions of the New Management Agreement, including the differences from the Current Management Agreement, and where, applicable, the benefits of a single, uniform form of agreement covering these services;

(xi) that in July 2005 each Board had performed a full annual review of the Fund’s Current Management Agreement as required by the 1940 Act, and had determined that the Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund represent reasonable compensation to the Adviser in light of the nature, extent and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, the extent to which

40         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

economies of scale may be realized as the Fund grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(xii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreements; and

(xiii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with their recent approval of continuance of each Current Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreement. The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements, including the New Management Agreement for the Fund, are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each Fund, and that the New Management Agreements should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Adviser under the New Management Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser; the potential implications of regulatory restrictions on the CAM Funds following the Transaction; the ability of the Adviser to perform its duties after the Transaction, taking into account, where the CAM Fund currently has a subadviser, the delegation of certain duties to the subadviser; and any anticipated changes to the current investment and other practices of the Funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the CAM funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors,

Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report         41

Board Approval of Management Agreement (unaudited) (continued)

including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser and, in relevant cases, Citigroup Asset Management Limited (the “Subadviser”) to the CAM funds, which, among other things, may involve Western Asset, the Adviser and, in relevant cases, the Subadviser to the CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements.

The Board Members were advised that if Citigroup-affiliated broker-dealers remain the funds’ principal underwriters, the funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Adviser and that the Transaction was not expected to have a material adverse effect on the ability of the Adviser to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Adviser additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the CAM funds under the New Management Agreements.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Adviser under the New Management Agreements and the profitability to the Adviser of their relationships with the

42         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Funds, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative (or management) services and that overall CAM fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the CAM funds, but that they had been satisfied in their most recent review of the Current Management Agreements including the Fund’s current Management Agreement, that the Adviser’s level of profitability from its relationship with the Funds was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Adviser’s profitability. The Board Members concluded that, overall, they were satisfied that currently, the Adviser’s level of profitability from its relationship with each CAM fund including the Fund was not excessive.

The Board Members noted that they expect to receive Adviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Adviser under the New Management Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection with their recent approval of the continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the CAM funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each CAM fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Management Agreements, advisory or management fee reductions and fee breakpoints had been implemented for certain Funds, and that after taking those reductions and break -

Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report         43

Board Approval of Management Agreement (unaudited) (continued)

points into account, the Board Members had determined that the total fees for advisory and administrative services for many CAM funds were reasonable in light of the services provided and that CAM management had already initiated or would be taking steps to address the Board Members’ concerns regarding the fee levels of other CAM funds. It was noted that in conjunction with the recent review of the Current Management Agreements, the Board Members had received, among other things, a report from Lipper, Inc. (“Lipper”) comparing each CAM fund’s fees, expenses and performance to those of a peer group for that CAM fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for each CAM fund were not expected to increase as a result of the Transaction, each fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance

The Board Members noted that investment performance for many CAM funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the CAM funds, including the Fund.

44         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock (“Shares”) of Salomon Brothers High Income Fund II Inc. (“Fund”) will be deemed to have elected to be a participant in the Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of PFPC Inc. as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open market purchases by the date specified at the bottom of the prior page as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified at the bottom of the prior page or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on

Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report         45

Dividend Reinvestment Plan (unaudited) (continued)

the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

46         Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing or by calling 1-800-331-1710. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at P.O. Box 43027, Providence, RI 02940-3027.

Salomon Brothers High Income Fund II Inc. 2005 Semi-Annual Report         47

Salomon Brothers High Income Fund II Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

Chairman and Chief
Executive Officer

Peter J. Wilby, CFA

President

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Frances M. GugginO

Chief Financial Officer
and Treasurer

James E. Craige, CFA

Executive Vice President

Thomas K. Flanagan, CFA

Executive Vice President

Maureen O’Callaghan

Executive Vice President

Beth A. Semmel, CFA

Executive Vice President

Andrew Beagley

Chief Compliance Officer

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

Salomon Brothers High Income Fund II Inc.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL

HIX

This report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

SAM0823 12/05	05-8683

Salomon Brothers High Income Fund II Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and how information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers High Income Fund II Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer

Date: January 6, 2006

By:	/s/ FRANCES M. GUGGINO
(Frances M. Guggino) Chief Administrative Officer

Date: January 6, 2006